General	9 Months Ended
Sep. 30, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General	GENERAL
Golar LNG Limited (the “Company” or “Golar”) was incorporated in Hamilton, Bermuda on May 10, 2001 for the purpose of acquiring the liquefied natural gas (“LNG”) shipping interests of Osprey Maritime Limited, which was owned by World Shipholding Limited.

Our operations have evolved from LNG shipping, floating regasification, combined cycle gas fired power plants to our current focus on floating liquefaction operations. We design, construct, own and operate marine infrastructure for the liquefaction of natural gas, storage and offloading of LNG. As of September 30, 2024, our fleet was comprised of two floating liquefaction natural gas vessels (“FLNGs”), the FLNG Hilli Episeyo (the “FLNG Hilli”) which is operational and FLNG Gimi (the “FLNG Gimi”), which is moored offshore Mauritania and Senegal, undergoing commissioning activities. We recently entered into an Engineering, Procurement and Construction (“EPC”) agreement for our third FLNG vessel, the MKII FLNG. In addition, we have two remaining LNG carriers, Fuji LNG and Golar Arctic, of which the Fuji LNG is earmarked as the donor vessel for the MKII FLNG conversion.

We are listed on the Nasdaq under the ticker: “GLNG”.

As used herein and unless otherwise required by the context, the terms “Golar”, the “Company”, “we”, “our”, “us” and words of similar import refer to Golar or any one or more of its consolidated subsidiaries, or to all such entities.

Going concern

The consolidated financial statements have been prepared on a going concern basis.

To ensure we have the necessary liquidity to satisfy our anticipated capital expenditures, scheduled repayments of long and short-term debts, financing costs and working capital requirements over the next twelve months, we are in ongoing discussions with various financial institutions, to refinance the existing Gimi debt facility (“Gimi debt”). The refinancing of the Gimi debt is expected to release adequate liquidity to us to meet liabilities as they fall due. We are in advanced negotiations with a syndicate of lenders to raise a gross $1.4 billion. As of the date of this report, we have received credit committee approved offers for the majority of the refinancing amount and we continue to progress with credit approvals from facility participants. We have prepared a cash flow forecast through to November 30, 2025, based on the credit approved loan amounts being received, which we have concluded is probable. This forecast demonstrates that we are able to meet our liabilities as they fall due. We remain confident that the full $1.4 billion will be made available based on current negotiations. To increase our liquidity to meet maturing obligations, we may also consider in conjunction with the refinancing of the Gimi debt, subject to favorable market and economic conditions, further issuances of corporate debt or equity, refinancing of other existing debts or entry into new loans. We believe our track record of successfully refinancing our existing debt requirements and sourcing new funding, primarily as a result of strong fundamentals in relation to our assets (including contracted cash flows and existing leverage ratios), supports our ability to do this.

Accordingly, we believe that based on our plans, as outlined above, we will have sufficient resources to satisfy our obligations in the ordinary course of business in the period to November 30, 2025.